UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hartford Schroders Private Opportunities Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

690 LEE ROAD

WAYNE, PENNSYLVANIA 19087

September 1, 2026

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Hartford Schroders Private Opportunities Fund (the “Fund”). The Meeting will take place on September 21, 2026 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087. At the Meeting, shareholders who own shares of the Fund as of August 21, 2026 will be asked to vote on proposals related to the Fund, which are listed below and in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed proxy statement, the purpose of the Meeting is for the shareholders of the Fund to consider and vote on the following proposals:

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Trustees of the Fund (the “Board”).

2.	The approval of a new advisory agreement between the Fund and Schroder Investment Management North America Inc. (“SIMNA”).

3.	The approval of a new sub-advisory agreement between SIMNA and Schroders Capital Management (US) Inc. (“Schroders Capital”).

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Fund’s investment objective, investment strategy, portfolio managers or advisory fee are not expected to change as a result of these proposals. The Board has reviewed the proposals and recommends that you vote FOR each proposal. The Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT.

If you have any questions or need more information about voting, please call us toll-free at (xxx) xxx-xxxx.

Sincerely,

Gregory A. Frost
President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS

Questions and Answers

YOUR VOTE MATTERS: We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions about the proposals on which you are being asked to vote.

Why am I receiving the proxy statement?

Hartford Schroders Private Opportunities Fund (the “Fund”) is holding a special meeting of shareholders (the “Meeting”), which will take place on September 21, 2026, at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087. This proxy statement describes proposals to: (1) elect six members of the Fund’s Board of Trustees (each a “Board nominee” and, collectively, the “Board nominees”); (2) approve a new advisory agreement between the Fund and Schroder Investment Management North America Inc. (“SIMNA”); and (3) approve a new sub-advisory agreement between SIMNA and Schroders Capital Management (US) Inc. (“Schroders Capital”). This proxy statement provides you with information relating to the proposals and the meeting.

How does the Board of the Fund recommend that I vote?

The Board recommends that you vote “FOR” each proposal.

How can I vote?

There are five different ways you can vote your shares:

●	At the Meeting. You may attend the special meeting of shareholders and vote.

●	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

●	By touchtone telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

●	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card. Your Vote is important.

Whichever method you choose, we urge you to read the full text of the attached proxy statement before voting.

Who will pay the costs incurred in connection with the Meeting?

Schroders will pay the expenses relating to the enclosed Notice and Proxy Statement and the Meeting, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses.

The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy services firm and the Fund’s proxy tabulator, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will receive approximately $3,000 for such services (including reimbursement of out-of-pocket expenses).

What if I have questions or need more information?

If you have any questions or need more information about voting, visit our proxy resource center at www.hartfordfunds.com/proxy or call us toll-free at (xxx) xxx-xxxx. To view or obtain a copy of the most recent annual or semi-annual report of the Fund, please go to www.hartfordfunds.com. To view the Proxy Statement, please go to {Insert appropriate IP address}.

Thank you for being a shareholder of Hartford Schroders Private Opportunities Fund and for voting promptly.

THE ATTACHED PROXY STATEMENT CONTAINS
MORE DETAILED INFORMATION ABOUT THE PROPOSALS.
PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Hartford Schroders Private Opportunities Fund (the “Fund”) will take place on September 21, 2026, at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087 to consider and vote on the following proposals, as described more fully in the accompanying proxy statement:

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Trustees of the Fund (the “Board”).

2.	The approval of a new investment advisory agreement between the Fund and Schroder

Investment Management North America Inc. (“SIMNA”).

3.	The approval of a new sub-advisory agreement between SIMNA and Schroders Capital Management (US) Inc. (“Schroders Capital”).

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

At a meeting held on August 4-5, 2026, the Board considered and approved, subject to shareholder approval, (i) the nomination of a new board of trustees for the Fund; (ii) a new advisory agreement between the Fund and SIMNA, the current sub-adviser to the Fund; and (iii) a new sub-advisory agreement between SIMNA and Schroders Capital, the current sub-sub-adviser to the Fund. At the same meeting, the Board considered and approved a series of related approvals, including (i) the terminations of the current investment management, sub-advisory and sub-sub-advisory agreement to be concurrent with the effective date of the new agreements; (ii) the approval of management fee waiver agreement between the Fund and SIMNA, (iii) the approval of expense limitation agreement between the Fund and SIMNA; (iv) the approval of a new principal underwriting agreement between the Fund and SEI Investments Distribution Co.; (v) the approval of a new administration agreement between the Fund and SEI Global Fund Services; (vi) the approval of a new transfer agency agreement between the Fund and SEI Transfer Agency and Registrar Services; (vii) the election of new officers of the Fund; (viii) approval of the new custody agreement between the Fund and Brown Brothers Harriman & Co.; and (ix) a change in the name of the Fund to “Schroders Capital Private Opportunities Fund” (collectively, the “Fund Adoption Transaction”).

SEI Investments Distribution Co., SEI Global Fund Services, and SEI Transfer Agency and Registrar Services, are affiliates of SEI Investments Company (“SEI”), a publicly traded asset management holding company.

The election of the nominees to the Board of Trustees of the Fund under Proposal 1, the approval of a new investment advisory agreement under Proposal 2, and the approval of a new sub-advisory agreement under Proposal 3 are each necessary components of, and are cross-conditional upon one another for purposes of, the Fund Adoption Transaction. The Fund Adoption Transaction will not be implemented, and none of the Proposals will take effect, unless shareholders approve all three Proposals. If shareholders do not approve any one of Proposal 1, Proposal 2, or Proposal 3, the Fund Adoption Transaction will not occur and the current Board Members will continue to serve on the Board, Hartford Funds Management Company, LLC (“HFMC”) will continue to serve as the Fund’s investment adviser and administrator, SIMNA will continue to serve as the Fund’s sub-adviser and Schroders Capital will continue to serve as the Fund’s sub-sub-adviser.

Additionally, Nuveen, LLC has announced a proposed acquisition of Schroders plc, the ultimate parent company of SIMNA and Schroders Capital (the “Schroders Transaction”), which will result in a change of control of SIMNA and Schroders Capital (collectively, “Schroders”). The closing of the Schroders Transaction will cause an “assignment” of, and automatically terminate, the current sub-advisory agreement between HFMC and SIMNA and the current sub-sub-advisory agreement between SIMNA and Schroders Capital, each with respect to the Fund, as required under the 1940 Act. The Fund Adoption Transaction, including Proposals 2 and 3, is being proposed in order to establish a direct advisory relationship between the Fund and SIMNA (with Schroders Capital serving as sub-adviser to SIMNA) that will continue notwithstanding the Schroders Transaction. To provide continuity of services pending shareholder approval of the Proposals, the Board has approved an interim sub-advisory agreement between HFMC and SIMNA and an interim sub-sub-advisory agreement between SIMNA and Schroders Capital, each to become effective upon the automatic termination described above and each in compliance with Rule 15a-4 under the 1940 Act.

Shareholders of record at the close of business on August 21, 2026 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. The Board has reviewed each Proposal and recommends that you vote FOR the proposals listed in this notice. The Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

On behalf of the Board,

Gregory A. Frost
President and Chief Executive Officer

Dated: September 1, 2026

Important Notice Regarding the Availability of Proxy Materials
For the Special Meeting of Shareholders to be Held on September 21, 2026

Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Schroders Private Opportunities Fund, 690 Lee Road, Wayne, Pennsylvania 19087; or by calling 1-800-546-7526.

To view the Proxy Statement and obtain voting information, please go to [www.2voteproxy.com] on or after September 1, 2026, and enter the Control Number located on your proxy card. You may also obtain a copy of the Proxy Statement at [                 ]. For information about the proxy statement, please call toll-free [1-800-546-7526].

TABLE OF CONTENTS

PROPOSAL 1 — ELECTION OF BOARD NOMINEES	2

Board Nominees	2
Qualifications of Board Nominees	5
Board Leadership, Committee Structure, and Oversight	8
Board Composition	11
Equity Securities Owned by Board Nominees and Executive Officers	11
Investment Manager, Principal Underwriter and Other Service Providers	11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

PROPOSAL 2 — APPROVAL OF NEW ADVISORY AGREEMENT	14

Description of Current and New Advisory Agreements	14
Board Considerations in Approving the New Advisory Agreement	16
Additional Information	18
Required Vote	18

PROPOSAL 3 — APPROVAL OF NEW SUB-ADVISORY AGREEMENT	18

Description of Current and New Sub-Advisory Agreements	18
Board Considerations in Approving the New Sub-Advisory Agreement	20
Additional Information	21
Required Vote	22

VOTING INFORMATION	22

Ownership of Fund Shares	22
Solicitation Method	22
Solicitation Costs	23
Quorum	23
Abstentions and Broker Non-Votes	23
Revocation	23
Attendance at the Meeting	23

ADDITIONAL INFORMATION	24

Submission of Shareholder Proposals	24
Shareholder Communications	24
Other Business Items	25

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

690 LEE ROAD

WAYNE, PENNSYLVANIA 19087

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of Hartford Schroders Private Opportunities Fund (the “Fund”). The proxies will be voted at a special meeting of shareholders of the Fund to be held on September 21, 2026, at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC (“HFMC”), 690 Lee Road, Wayne, Pennsylvania 19087, and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is first being made available to shareholders on or about September 1, 2026.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of the Fund as of the close of business on August 21, 2026 (the “Record Date”). Shareholders of the Fund are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote, the shares represented by the card will be voted “FOR” each proposal.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the Fund, or attend the Meeting and vote by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “Voting Information.”

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 690 Lee Road, Wayne, PA 19087, or by calling toll free at (888) 843-7824. Copies of the Fund’s annual and semi-annual reports also are available on Hartford Funds’ website at www.hartfordfunds.com and at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL 1

ELECTION OF BOARD NOMINEES

At the Meeting, shareholders will be asked to elect John G. Alshefski, Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliott, Jay C. Nadel and Randall S. Yanker (each a “Board Nominee” and together, the “Board Nominees”) as Trustees, each to serve an indefinite term, in connection with the Fund Adoption Transaction. The Board of the Fund currently consists of nine Board Members, eight of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Board Members”). If the Board Nominees are elected, the current Board Members will cease to be Trustees of the Fund and be replaced by the Board Nominees.

Board Nominees

The Board has nominated John G. Alshefski, Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliott, Jay C. Nadel and Randall S. Yanker (each a “Board Nominee” and together, the “Board Nominees”) as Trustees. If elected, the Board of the Fund will consist of six Board members, five of whom will be Independent Board Members. Each Board Nominee, with the exception of Mr. Alshefski, will be an Independent Board Member.

Subject to shareholder approval, the effective date for the Board Nominees to become Board Members will be November 16, 2026, or the closing date of the Transaction, whichever is later. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

2

Pertinent information, including each Board Nominee’s principal occupation and business experience during at least the past five years, number of portfolios to be overseen and other directorships held is set forth in the following table:

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in the Fund Complex* to be Overseen by Nominee	Other Directorships Held in the Past 5 Years
Interested Trustee
John G. Alshefski (Born: 1966)	Board Nominee	SEI employee from 1992 to present. Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., from 2013 to 2025. Head of SEI Offshore Fund Servicing Business Line, SEI Investments Company, Inc., from 1996 to 2013. Fund Accounting Director, SEI Investments Company, from 1992 to 1996.	1	Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust.
Independent Trustees
Jon C. Hunt (Born: 1951)	Board Nominee	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	1

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of FS Alternatives Fund (Cayman). Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

3

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in the Fund Complex* to be Overseen by Nominee	Other Directorships Held in the Past 5 Years
Thomas P. Lemke (Born: 1954)	Board Nominee	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	1

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust and J.P. Morgan Funds (171 Portfolios). Director of FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Nichelle Maynard-Elliott (Born: 1968)	Board Nominee	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	1

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of FS Alternatives Fund (Cayman), Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024. Director of Element Solutions Inc. to 2024.

Jay C. Nadel (Born: 1958)	Board Nominee	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	1

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust and Alger Funds. Director of FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

4

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Number of Portfolios in the Fund Complex* to be Overseen by Nominee	Other Directorships Held in the Past 5 Years
Randall S. Yanker (Born: 1960)	Board Nominee	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	1

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited and FS Alternatives Fund (Cayman).

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

*	The term “Fund Complex” refers to the Fund.

Qualifications of Board Nominees

The Board’s Nominating and Governance Committee operates pursuant to a written charter and is responsible for making nominations of candidates for appointment or election as independent Board Members. Accordingly, the Nominating and Governance Committee, at its meeting held on August 4-5, 2026, nominated each Board Nominee for election by shareholders at the Meeting.

The Nominating and Governance Committee and the Board evaluated each Board Nominee both individually and in the broader context of the Board’s overall effectiveness, and made each nomination based on a variety of criteria that it deemed relevant, none of which in isolation was controlling. The governing documents for the Fund do not set forth any specific qualifications to serve as a Trustee. The Charter for each Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an Independent Board Member, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Fund; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Nominating and Governance Committee and the Board concluded, based on each Nominee’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other Board Nominees, that each Board Nominee is qualified to serve as a Board Member for the Fund. Among the attributes and skills common to all Board Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Each Board Nominee’s ability to perform his or her duties effectively has been attained through the Board Nominee’s education and work experience, as well as service, where applicable, as a director/trustee for other entities.

5

The individual qualifications of each Board Nominee are described below:

Mr. John G. Alshefski has significant experience in the fund servicing and asset management industry. Mr. Alshefski has been an employee of SEI Investments Company since 1992 and currently serves as a Board Nominee to the Fund. He most recently served as Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., from 2013 to 2025. Prior to that role, he served as Head of the SEI Offshore Fund Servicing Business Line from 1996 to 2013, and before that as Fund Accounting Director, SEI Investments Company, from 1992 to 1996. Mr. Alshefski currently serves as a Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust.

Mr. Jon C. Hunt has a broad background in fund and investment management operations. Mr. Hunt has been retired since 2013. Prior to his retirement, he served as a Consultant to Management at Convergent Capital Management, LLC (“CCM”) from 2012 to 2013, and as Managing Director and Chief Operating Officer of CCM from 1998 to 2012. Mr. Hunt currently serves as a Trustee of City National Rochdale Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust, and as a Director of FS Alternatives Fund (Cayman). He previously served as a Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018, of Schroder Global Series Trust to 2021, of Schroder Series Trust to 2022, and of Wilshire Private Assets Tender Fund to 2024.

Mr. Thomas P. Lemke has significant legal and governance experience in the asset management industry. Mr. Lemke has been retired since 2013. Prior to his retirement, he served as Executive Vice President and General Counsel of Legg Mason, Inc. from 2005 to 2013. Mr. Lemke currently serves as a Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust, and J.P. Morgan Funds (171 Portfolios), and as a Director of FS Alternatives Fund (Cayman). He previously served as a Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018, of Schroder Global Series Trust to 2021, of Schroder Series Trust to 2022, and of Wilshire Private Assets Tender Fund to 2024.

Ms. Nichelle Maynard-Elliott has significant business and transactional experience across multiple industries. Ms. Maynard-Elliott has served as an Independent Director since 2018 and previously served as Executive Director, M&A at Praxair Inc. from 2011 to 2019. Ms. Maynard-Elliott currently serves as a Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust, and as a Director of FS Alternatives Fund (Cayman), Xerox Holdings Corporation, and Lucid Group, Inc. She previously served as a Trustee of Schroder Global Series Trust to 2021, of Schroder Series Trust to 2022, and of Wilshire Private Assets Tender Fund to 2024, and as a Director of Element Solutions Inc. to 2024.

Mr. Jay C. Nadel has extensive experience in investment banking and asset management. Mr. Nadel has been a Self-Employed Consultant since 2004. Prior to that, he served as Executive Vice President at Bank of New York Broker Dealer from 2002 to 2004, and as Partner/Managing Director at Weiss Peck & Greer/Robeco from 1986 to 2001. Mr. Nadel currently serves as Chairman of the Board of Trustees of City National Rochdale Funds, as a Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust, and Alger Funds, and as a Director of FS Alternatives Fund (Cayman). He previously served as a Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018, of Schroder Global Series Trust to 2021, of Schroder Series Trust to 2022, and of Wilshire Private Assets Tender Fund to 2024.

6

Mr. Randall S. Yanker has significant experience in alternative asset management. Mr. Yanker has served as Co-Founder and Senior Partner of Alternative Asset Managers, L.P. since 2004. Mr. Yanker currently serves as a Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Symmetry Panoramic Trust, and as Independent Non-Executive Director of HFA Holdings Limited and FS Alternatives Fund (Cayman). He previously served as a Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018, as a Director of Navigator Global Investments Limited to 2020, as a Trustee of Schroder Global Series Trust to 2021, of Schroder Series Trust to 2022, and of Wilshire Private Assets Tender Fund to 2024.

A summary of certain, but not necessarily all, factors that led each Nominating and Governance Committee and Board to conclude that each Nominee should be elected to the Board is provided below.

●	Each Nominee has a desire and availability to serve as a Board member and each Nominee has a reputation for integrity, honesty, and high ethical standards.

●	In the case of each Independent Nominee, there is an absence of conflicts that would interfere with qualifying as an Independent Board Member.

●	Each Nominee possesses the experience and demonstrated ability to exercise sound business judgment.

●	Each Nominee understands the role and responsibilities of serving as a Board Member, including the responsibilities of an Independent Board Member under the regulatory framework governing registered investment companies.

●	Each Nominee possesses the skills necessary to critically evaluate information presented to the Board, to interact collaboratively and effectively with the Fund’s investment adviser, other service providers, and other Board Members, and to enable the Board to operate effectively in governing the Fund and protecting shareholders’ interests.

In addition to individual qualifications, the qualifications described above are among those that each Nominating and Governance Committee may consider for any future independent nominees. The Nominating and Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. It is the Nominating and Governance Committee’s policy to consider Board Member candidates recommended by shareholders using the same criteria the Committee uses to evaluate other candidates. Any Nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

For a copy of the Nominating and Governance Committee Charter, please refer to Appendix A.

7

Board Leadership, Committee Structure, and Oversight

The Board currently consists of nine Board Members, eight of whom are Independent Board Members. If the Board Nominees are elected, the Board of the Fund will consist of six Board Members, five of whom will be Independent Board Members.

Christine R. Detrick, a current Independent Board Member, serves as the Chair of the Board and (i) presides over Board meetings and participates in the preparation of agendas for the Board and committee meetings, (ii) acts as a liaison with the Fund’s officers, investment adviser, other service providers, and other Board Members between meetings, and (iii) coordinates Board activities and functions with the Chairs of the Board’s committees. The Board has determined that its leadership and committee structure is appropriate in light of the composition of the Board, its committees, and Ms. Detrick’s tenure with the Board and extensive knowledge of the investment management industry. The Board believes its leadership structure enhances the effectiveness of the Board’s oversight role because it provides a foundation for the Board to work effectively with the Fund’s investment adviser and other service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Board Members.

Standing Committees

As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee; Compliance and Risk Oversight Committee; Contracts Committee; Investment Committee; and Nominating and Governance Committee (collectively, the “Committees”). The Fund does not have a standing compensation committee; however, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the Independent Board Members. The Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee, and the Nominating and Governance Committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. The Nominating and Governance Committee periodically reviews Independent Board Member compensation, typically on a bi-annual basis. The Board comprehensively reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid in part by the Fund’s investment adviser and in part by the Fund.

The Audit Committee currently consists of all Independent Board Members: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Audit Committee (i) oversees the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board in its oversight of the qualifications, independence and performance of the Fund’s independent registered public accounting firm; the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Fund’s independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Trustees.

Management is responsible for maintaining appropriate systems for accounting. The Fund’s independent registered public accounting firm is responsible for conducting a proper audit of the Fund’s financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to approval by the Independent Board Members and ratification by the Fund shareholders, as required) and evaluate the Fund’s independent registered public accounting firm, to determine the compensation of the Fund’s independent registered public accounting firm and, when appropriate, to replace the Fund’s independent registered public accounting firm.

8

The Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.

The Contracts Committee currently consists of all Independent Board Members of the Fund: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

The Investment Committee currently consists of Robin C. Beery, John J. Gauthier, and Andrew A. Johnson. The Investment Committee assists the Board in its oversight of the Fund’s investment performance and related matters.

The Nominating and Governance Committee currently consists of all Independent Board Members of the Fund: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board and (ii) periodically reviews and evaluates the compensation of the Independent Board Members and makes recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, Independent Board Members. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for Independent Board Members. The Nominating and Governance Committee will consider nominees recommended by shareholders for Independent Board Members positions if a vacancy among the Independent Board Members occurs and if the nominee meets the Committee’s criteria.

The Board currently meets at least five times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly outside of the presence of HFMC and are advised by independent legal counsel. No Board Member attended less than 75% of the total number of meetings of the Board and each Committee on which the Board Member served during the Fund’s most recently completed fiscal year.

During the fiscal year ended March 31, 2026, the above referenced committees met the following number of times: Audit Committee - 4 times, Investment Committee - 4 times, Nominating and Governance Committee - 3 times, Contracts Committee - 1 time and Compliance and Risk Oversight Committee - 4 times.

The Board has engaged HFMC, the Fund’s current investment adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing HFMC, other service providers, and the Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and the Fund’s governing documents. The Board reviews the Fund’s performance, operating expenses, and investment strategies and risks. The Board also reviews HFMC and its role in running the day-to-day operations of the Fund, including Fund administration, Fund accounting, Fund transfer agency operations and shareholder services, and Fund distribution.

9

Day-to-day risk management with respect to the Fund is the responsibility of HFMC or other service providers (depending on the nature of the risk), subject to oversight by HFMC. The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of various Board and Committee activities. The Fund is subject to a number of risks, including investment, compliance, financial, operational, and valuation risks. The Fund’s service providers, which are responsible for the day-to-day operations of the Fund, implement risk management strategies in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and control measures to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Compliance and Risk Oversight Committee, Audit Committee, and Investment Committee receive reports or other information from HFMC regarding risk assessment and management. In addition, HFMC has established an internal committee focused on risk assessment and risk management related to the operations of the Fund and the investment manager, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Fund’s CCO, and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year.

The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Audit Committee oversees risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Treasurer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Audit Committee operates pursuant to a written charter. For a copy of the Audit Committee Charter, please refer to Appendix B.

The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Investment Committee meets regularly with the Fund’s portfolio managers to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

The Committee structure facilitates the timely and efficient consideration of matters by the Board Members and fosters effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and their associated risks.

The CCO of the Fund and HFMC oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, HFMC, and the Fund’s other service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

10

Finally, the Board appoints Fund officers to oversee the Fund’s daily operations. Each current officer is an employee of HFMC. In connection with the Fund Adoption Transaction, and subject to the approval of Proposals 1, 2, and 3, the Board has also approved the election of new officers of the Fund, effective as of November 16, 2026, to replace the Fund’s current officers. Information about the current officers of the Fund is set forth in Appendix C.

Board Compensation

None of the Board Nominees have served as a Trustee of the Fund. Therefore, none of the Nominees has received any compensation from the Fund.

During the last fiscal year, none of the Fund’s officers received any compensation from the Fund.

Equity Securities Owned by Board Nominees and Executive Officers

The following table shows the dollar range of the Fund shares beneficially owned by each Board Nominee as of the Record Date:

Name of Board Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by the Nominee in Family of Investment Companies
John G. Alshefski	None	None
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Nichelle Maynard-Elliott	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

Information concerning the Board Nominees’ and the Fund’s executive officers’ aggregate ownership in the Fund is provided in Appendix D.

Investment Manager, Principal Underwriter and Other Service Providers

HFMC is the current investment manager for the Fund. HFMC is an indirect subsidiary of The Hartford Insurance Group, Inc. (“The Hartford”), a Connecticut-based insurance company. As of June 30, 2026, HFMC had approximately $163 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Fund and supervises the activities of the Fund’s sub-advisers. In addition, HFMC, its affiliate(s) or certain third-party service providers provide Fund administration, Fund accounting, and other administrative services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. HFMC’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087.

Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC and a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), currently serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board. HFD’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087.

11

Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC and a registered transfer agent, currently serves as transfer agent for the Fund.

On June 3, 2026, Wellington Management (“Wellington”) and The Hartford announced that they entered into a definitive agreement under which Wellington will acquire HFMG and certain affiliates (including HFMC, HFD, and HASCO). Subject to required approvals, the acquisition is expected to close in the first quarter of 2027. Subject to approval by the Fund’s shareholders, the Fund Adoption Transaction will close prior to the above-referenced Wellington acquisition transaction, and the Fund is not intended to be part of that transaction.

REQUIRED VOTE

The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board Nominee under this proposal. This means that, assuming a quorum is present, the Board Nominees who receive the most votes will be elected even if none of the Board Nominees receive an outright majority of votes. In an uncontested election, as is the case for this election of Board members, the plurality requirement does not affect the outcome of the election. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards “FOR” the Board Nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Fund have selected PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending on March 31, 2027. PwC also will review the Fund’s federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Fund’s Audit Committee that they are independent auditors with respect to the Fund. The Fund’s Audit Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to HFMC and entities that control, are controlled by or are under common control with HFMC is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.

12

The following table sets forth the amount PwC billed the Fund for professional services rendered by PwC for the two fiscal years indicated in the table and certain other information:

Fund	Fiscal Year Ended	Audit Fees[1]	Audit Related Fees[2]	Tax Fees[3]	Total Fees for Services Provided to Fund	All other Fees[4]
Hartford Schroders Private Opportunities Fund	3/31/26	$159,954	$0	$27,948	$187,902	$141
	3/31/25	$131,016	$0	$26,988	$158,004	$113

The aggregate non-audit fees billed by PwC for services rendered to HFMC for the past two fiscal years were $121,199 for March 31, 2026, and $121,199 for March 31, 2025.

The Fund’s Audit Committee has adopted pre-approval policies and procedures, which are included as part of the Audit Committee Charter (the “Pre-Approval Procedures”), which generally provide that the Fund’s Audit Committee must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to the Fund or to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to operations and financial reporting of the Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The Audit Committee has approved all of the services listed in the table above.

The Audit Committee has delegated pre-approval authority to its Chair, subject to certain limits set forth in the Pre-Approval Procedures. The Chair will report any pre-approval to the Audit Committee at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved levels set forth in the Pre-Approval Procedures require specific pre-approval by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services rendered to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm’s independence and has discussed PwC’s independence with Hartford Funds Management and PwC.

The Board unanimously recommends that you vote “FOR” Proposal 1.

[1]	Consists of fees for audits of the Fund’s annual financial statements.
[2]	Consists of fees for assurance and related services reasonably related to the audits of the Fund’s financial statements, but which are not included in the amount for “Audit Fees.”
[3]	Consist of fees for tax compliance and tax reporting. Fees for the past two fiscal years consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC.
[4]	Any fees for services provided for the Fund not included in the previous columns.

13

PROPOSAL 2

APPROVAL OF A NEW ADVISORY AGREEMENT

At the Meeting, shareholders will be asked to approve a new investment advisory agreement between SIMNA and the Fund (the “New Advisory Agreement”), pursuant to which SIMNA will serve as the investment adviser for the Fund in connection with the Fund Adoption Transaction.

A copy of the New Advisory Agreement is attached as Appendix E.

If approved by shareholders, the New Advisory Agreement will not result in any changes to the Fund’s investment objective, investment strategy, portfolio managers or advisory fee.

Description of Current and New Advisory Agreements

The following is a summary of the terms of the current investment management agreement between the Fund and HFMC (the “Current Advisory Agreement”) and the New Advisory Agreement.

Duties of the Investment Adviser. Under the Current Advisory Agreement, HFMC administers the business and affairs of the Fund and provides both investment management services and administrative and management services, and may engage sub-advisers, subject to the Fund’s Board of Trustees, to invest and reinvest Fund assets. Under the New Advisory Agreement, SIMNA will act solely as investment adviser to the Fund, providing investment research, advice and supervision and furnishing a continuous investment program consistent with the Fund’s investment objectives and policies, and may retain sub-advisers (including affiliates) to perform some or all of its investment management duties, subject to Board and, where required, shareholder approval.

Unlike the Current Advisory Agreement, the New Advisory Agreement does not include administrative and management services. The New Advisory Agreement provides that SIMNA will not be responsible for administrative, bookkeeping, or accounting services to the Fund, except as necessary for SIMNA to supply information required under the New Advisory Agreement. This reflects the Fund’s transition to a stand-alone contractual structure, under which fund administration and fund accounting will instead be provided separately by SEI Global Fund Services under a new administration agreement, rather than combined with advisory services in a single agreement.

Compensation. Under both the Current and New Advisory Agreements, the Adviser receives, as compensation for its services, a fee computed daily and paid monthly or not less than monthly in arrears, based on the average daily net assets of the Fund, at the annual rate of 1.50%.

Expenses Paid by the Fund. Under both the Current and New Advisory Agreements, the investment adviser bears its own costs of providing advisory services and is not responsible for specified Fund expenses, including, among others, interest, taxes, brokerage commissions, and custodian and transfer agent fees and expenses. No change to any Fund’s operating expenses is anticipated as a result of the change in investment adviser. Expenses associated with fund administration and fund accounting services will be governed by the separate new administration agreement with SEI, consistent with the Fund’s move to a stand-alone contractual structure.

Liability. The Current and New Advisory Agreements both provide that the investment adviser will not be liable for any loss sustained by reason of any investment, including the purchase, holding, or sale of any security, or with respect to the administration of the Fund, so long as the investment adviser has acted in good faith and with due care, and is not protected from liability to the Fund or its shareholders to the extent the liability is due to the investment adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

14

The New Advisory Agreement further provides that SIMNA will be liable to the Fund for losses resulting from trades or investments made in contravention of applicable investment policies, guidelines, restrictions, or law (including Subchapter M diversification and income requirements). The New Advisory Agreement also includes an express indemnification obligation under which SIMNA will indemnify and hold harmless the Fund against losses, claims, damages, expenses, or liabilities arising from a material breach of the New Advisory Agreement or SIMNA’s representations and warranties, an improper investment as described above, untrue statements of material fact in Fund disclosure documents attributable to SIMNA, or its willful misfeasance, bad faith, gross negligence, or reckless disregard. The New Advisory Agreement’s liability and indemnification provisions are accordingly more detailed than, and broader in scope than, those of the Current Advisory Agreement.

Term of the Investment Management Agreement. Under both the Current and New Advisory Agreements, the term will continue for a period of no more than two years from the date of execution, and thereafter will continue in effect if specifically approved at least annually by a vote of the Board (or, alternatively, by a vote of a majority of the outstanding voting securities of the applicable Fund), together with approval by a majority of the Independent Trustees or Board Members who are not parties to, or interested persons of, the Agreement.

Termination of the Investment Management Agreement. Under the Current Advisory Agreement, the Agreement may be terminated at any time without penalty on 60 days’ written notice by: the applicable Board; a majority of the outstanding voting securities of the Fund; or HFMC, provided that termination by HFMC will not be effective until a successor investment adviser has been engaged.

Under the New Advisory Agreement, the Fund may terminate the agreement at any time without penalty, either by a vote of the Board or by an affirmative vote of a majority of the Fund’s outstanding voting securities. The New Advisory Agreement does not specify a minimum notice period for termination by the Fund. The investment adviser may terminate the New Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the Fund.

Each of the Current Advisory Agreement and the New Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined under the 1940 Act.

Amendments. Under the Current Advisory Agreement, an amendment must be approved both by a vote of a majority of the Trustees who are not parties to, or interested persons of, the agreement, and by a vote of a majority of the Board or of the Fund’s outstanding voting securities.

Under the New Advisory Agreement, the agreement may not be amended orally, and may be modified or rescinded only by a written instrument signed by the parties, in accordance with the 1940 Act to the extent applicable.

Under the Current Advisory Agreement, any required shareholder approval of an amendment is effective with respect to the Fund if a majority of the Fund’s outstanding voting securities votes to approve the amendment.

15

Board Considerations in Approving the New Advisory Agreement

At an in-person meeting on August 4-5, 2026, the Board of the Fund, including each of the Independent Board Members, unanimously voted to approve the New Advisory Agreement between the Fund and SIMNA.

The Board, including the Independent Board Members, is responsible for approving the Fund’s investment management agreement, its periodic continuation, and any amendments. The Board considered such information as it deemed reasonably necessary to evaluate the New Advisory Agreement, including information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Fund Adoption Transaction. Information provided to the Board included, among other things, a pro forma profitability analysis, and information regarding SIMNA’s compliance program and readiness to serve as investment adviser. The Independent Board Members received advice from independent counsel regarding the legal requirements applicable to approval of the New Advisory Agreement under the 1940 Act, applicable Delaware law, and the Fund’s governing documents.

In connection with the Board’s review, Schroders advised the Board about a variety of matters, including:

●	SIMNA would assume the formal role of investment adviser in place of HFMC, with no anticipated material differences in the nature, quality, or extent of advisory services;

●	SIMNA has the personnel, systems, governance infrastructure, and financial resources necessary to fulfill its obligations under the New Advisory Agreement, and that Schroders expects to support the Fund as appropriate during its growth phase, including through continued expense support and/or fee waiver arrangements;

●	SIMNA is expected to be operationally ready to perform its obligations as of the transition effective date, supported by transition planning, documented workflows, governance approvals, and an interim overlap period for key service functions;

●	Schroders confirmed there will be no change in the Fund’s advisory fee as a result of the New Advisory Agreement, and that existing expense support arrangements and the additional fee waiver would be maintained; and

●	Within the past year the Board had performed a full annual review of or initially approved, if applicable, the Current Advisory Agreement as required by the 1940 Act and had determined that each applicable investment manager has the capabilities, resources and personnel necessary to provide the investment management and administrative services currently provided to the Fund; and that the management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the adviser in light of the services provided, the costs to the investment manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the Board Members have considered relevant in the exercise of their reasonable judgment.

16

A discussion of the factors considered by the Board with respect to SIMNA is provided below.

Nature, Extent and Quality of Services Provided by SIMNA. The Board considered the terms of the New Advisory Agreement and the scope of services to be provided by SIMNA as investment adviser, including SIMNA’s oversight and supervision of Schroders Capital as sub-adviser. The Board considered SIMNA’s dedicated legal and compliance personnel, including personnel responsible for registered fund oversight, and the Fund’s compliance oversight arrangements transitioning in accordance with Rule 38a-1, supported by fund counsel and SEI’s legal and compliance department. The Board also considered that SIMNA, as Board-designated Valuation Designee under Rule 2a-5, would update its existing Rule 2a-5 Policy to incorporate a new section related to private markets assets. The Board concluded that it was satisfied with the nature, extent and quality of the services SIMNA would provide as investment adviser under the New Advisory Agreement.

Performance. The Board considered that, notwithstanding SIMNA’s assumption of the formal adviser role, day-to-day private markets portfolio management would continue to be performed by Schroders Capital, representing continuity with the Fund’s existing investment process. The Board noted that no material changes to the Fund’s investment objective, principal investment strategies, or investment policies and restrictions are currently contemplated as a result of SIMNA’s appointment.

Costs of Services and Profitability of SIMNA. The Board considered that the principal costs associated with the Proposals are currently expected to be borne by Schroders and/or its affiliates, and not the Fund. The Board reviewed a pro forma analysis prepared by SEI, using information from the Fund’s March 31, 2026 financial statement, regarding the estimated level of profitability to SIMNA and its affiliates associated with the advisory services proposed to be provided under the New Advisory Agreement. The Board concluded that the profits anticipated to be realized by SIMNA and its affiliates would not be excessive.

Fees and Expenses. The Board noted that no change to the Fund’s contractual advisory fee rate is proposed under the New Advisory Agreement, that the annual management fee rate under Schedule A remains 1.50%, and that existing expense limitation and fee waiver arrangements would be maintained.

Economies of Scale. The Board considered Schroders’ expectation that the Proposals would improve the Fund’s long-term operating efficiency, and SIMNA’s/Schroders’ expectation to support the Fund as appropriate during its growth phase, including through continued expense support and/or fee waiver arrangements. The Board noted that the New Advisory Agreement would not change the Fund’s management fee schedule and concluded it was satisfied with the extent to which economies of scale would be shared for shareholders’ benefit based on currently available information.

Other Benefits. The Board considered potential ancillary benefits to Schroders from the Proposals, including increased alignment of advisory, distribution, and operational responsibilities and potential future growth in Fund assets, noting Schroders’ view that such benefits are incidental to, and not the primary driver of, the Proposals.

Based upon its review of the foregoing factors, among others, the Board unanimously approved the New Advisory Agreement with SIMNA at the meeting held on August 4-5, 2026, and concluded that it would be in the best interests of the Fund and its shareholders for shareholders to approve the New Advisory Agreement.

17

Additional Information

For additional information about SIMNA, the amounts of investment management fees paid to SIMNA with respect to the Fund for the most recently completed fiscal year and “Other Fee Payments,” see Appendix G.

Schroders Transaction

Additionally, Nuveen, LLC has announced a proposed acquisition of Schroders plc, the ultimate parent company of SIMNA and Schroders Capital (the “Schroders Transaction”), which will result in a change of control of SIMNA and Schroders Capital. The closing of the Schroders Transaction will cause an “assignment” of, and automatically terminate, the current sub-advisory agreement between HFMC and SIMNA and the current sub-sub-advisory agreement between SIMNA and Schroders Capital, each with respect to the Fund, as required under the 1940 Act. The Fund Adoption Transaction, including Proposals 2 and 3, is being proposed in order to establish a direct advisory relationship between the Fund and SIMNA (with Schroders Capital serving as sub-adviser to SIMNA) that will continue notwithstanding the Schroders Transaction. To provide continuity of services pending shareholder approval of the Proposals, the Board has approved an interim sub-advisory agreement between HFMC and SIMNA and an interim sub-sub-advisory agreement between SIMNA and Schroders Capital, each to become effective upon the automatic termination described above and each in compliance with Rule 15a-4 under the 1940 Act.

REQUIRED VOTE

Approval of this Proposal requires an affirmative vote of the lesser of: (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve this Proposal, the New Advisory Agreement will not take effect, and the Current Advisory Agreement will continue in effect for the Fund.

The Board unanimously recommends that you vote “FOR” Proposal 2.

PROPOSAL 3

Approval of a New Sub-Advisory Agreement

At the Meeting, shareholders will be asked to approve a new sub-advisory agreement between SIMNA and Schroders Capital (the “New Sub-Advisory Agreement”), pursuant to which Schroders Capital will serve as the sub-adviser for the Fund in connection with the Fund Adoption Transaction.

A copy of the New Sub-Advisory Agreement is attached as Appendix F.

Description of Current and New Sub-Advisory Agreements

The following is a summary of the terms of the current sub-advisory agreement between HFMC and SIMNA (the “Current Sub-Advisory Agreement”) and the New Sub-Advisory Agreement.

Duties of the Sub-Adviser. Currently, HFMC administers the business and affairs of the Fund and, pursuant to authority granted under its Investment Management Agreement with the Fund, has retained SIMNA as sub-adviser to render investment advisory services with respect to the portion of Fund assets allocated to it, subject to the monitoring, supervision, and oversight of HFMC and the Fund’s Board of Trustees. Under the New Sub-Advisory Agreement, SIMNA, as the Fund’s investment adviser, will retain Schroders Capital as sub-adviser to manage the investment and reinvestment of Fund assets, continuously review, supervise, and administer an investment program for the Fund, and determine, in its discretion, the securities to be purchased or sold, subject to the direction, supervision, and oversight of SIMNA and the Board.

18

Under both the Current and New Sub-Advisory Agreements, the sub-adviser manages Fund assets, provides investment research and advice, and makes investment determinations, reporting to the adviser and the Fund’s officers and Board of Trustees concerning the discharge of its responsibilities. Under both Agreements, the sub-adviser oversees or directs the placement of purchase and sale orders and is directed to seek the most favorable execution and net price available for the Fund, consistent with Section 28(e) of the Securities Exchange Act of 1934 where applicable. Under the Current Sub-Advisory Agreement, the sub-adviser votes proxies in accordance with its own proxy voting policies and procedures, subject to Board approval of those policies. Under the New Sub-Advisory Agreement, proxy voting responsibility rests with SIMNA unless delegated, in which case Schroders Capital will use its good faith judgment to vote proxies in shareholders’ best interests.

The Current Sub-Advisory Agreement sets out detailed compliance obligations for the Sub-Adviser, including submission of its compliance program for Board approval, annual compliance reports, quarterly compliance certifications, and related periodic certifications. The New Sub-Advisory Agreement provides more generally that Schroders Capital will comply with policies, procedures, and reporting requirements adopted by the Board and communicated to it, including with respect to brokerage arrangements. The Current Sub-Advisory Agreement authorizes SIMNA (as Sub-Adviser) to engage Schroders Capital as a sub-advisory affiliate to perform investment advisory services for the Fund, subject to Board (including a majority of Independent Trustees) and, where necessary, shareholder approval; the New Sub-Advisory Agreement formalizes this role directly between SIMNA and Schroders Capital.

Compensation. Under the Current Sub-Advisory Agreement, HFMC pays SIMNA a fee based on the net assets attributable to the Fund, in accordance with a schedule set forth in that agreement, payable no later than the 60th day following the end of each quarter, and SIMNA in turn pays a portion of that compensation to Schroders Capital as its sub-advisory affiliate. Under the New Sub-Advisory Agreement, SIMNA (and not the Fund) will pay Schroders Capital a fee at the end of each month, payable only out of and following SIMNA’s own receipt of advisory fees from the Fund, in an amount determined based on the Schroders Group’s internal transfer pricing policy then in effect. In each case, the Fund does not directly pay the sub-adviser; the sub-advisory fee is paid by the party above the sub-adviser in the contractual chain (HFMC under the Current Sub-Advisory Agreement; SIMNA under the New Sub-Advisory Agreement) out of the fees that party receives from the Fund.

Expenses. Under the Current Sub-Advisory Agreement, the sub-adviser bears all expenses in connection with the performance of its services, other than interest, dividend, and acquired fund fee expenses, taxes, brokerage commissions and related transaction costs, and custodian fees and expenses, and also bears certain expenses arising from an assignment of the agreement caused by a change of control or management of the Sub-Adviser. Under the New Sub-Advisory Agreement, Schroders Capital will provide, at its own expense, the office space, furnishings, equipment, and personnel required to perform its services.

19

Liability. Under the Current Sub-Advisory Agreement, the sub-adviser is not liable for any error of judgment or mistake of law, or for any loss suffered by the Fund, the Adviser, or their affiliated persons, except for loss resulting from the Sub-Adviser’s willful misfeasance, bad faith, or negligence in the performance of its obligations, or reckless disregard of its obligations, and the Current Sub-Advisory Agreement includes mutual indemnification obligations between the adviser and sub-adviser covering, among other things, violations of law or Fund investment restrictions, untrue statements of material fact, and material breach of the agreement. Under the New Sub-Advisory Agreement, no provision protects Schroders Capital against liability to SIMNA, the Fund, or its shareholders arising from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations.

Term. Under the Current Sub-Advisory Agreement, the term continues for two years from its effective date and thereafter from year to year, provided continuance is specifically approved at least annually by a vote of a majority of the Trustees or a majority of the Fund’s outstanding voting securities, together with approval by a majority of the Trustees who are not parties to, or interested persons of, the agreement.

Under the New Sub-Advisory Agreement, the term continues for so long as the New Advisory Agreement between SIMNA and the Fund remains in effect.

Termination. Under the Current Sub-Advisory Agreement, the agreement is terminable without penalty on 60 days’ written notice to the Sub-Adviser by the Fund (via Board action or a majority vote of Fund shares) or by the Adviser, and the Sub-Adviser may terminate on 90 days’ written notice to the Adviser and the Fund.

Under the New Sub-Advisory Agreement, SIMNA may terminate on 60 days’ written notice to Schroders Capital, or immediately upon an uncured material breach by Schroders Capital following a 20-day cure period; Schroders Capital may terminate on 60 days’ written notice to SIMNA, or upon an uncured material breach by SIMNA following the same 20-day cure period. Each of the Current and New Sub-Advisory Agreements will terminate automatically in the event of its “assignment,” as defined under the 1940 Act, and upon termination of the related investment advisory agreement.

Amendments. Under the Current Sub-Advisory Agreement, the agreement may be amended only in writing signed by the parties, in a manner consistent with applicable law, and amendment of Schedule A solely to make non-material changes is not deemed an amendment requiring shareholder approval. Under the New Sub-Advisory Agreement, the agreement may be amended by mutual consent of the parties.

Board Considerations in Approving the New Sub-Advisory Agreement

At an in-person meeting on August 4-5, 2026, the Board of the Fund, including each of the Independent Board Members, unanimously voted to approve the New Sub-Advisory Agreement between SIMNA and Schroders Capital.

The Board, including the Independent Board Members, is responsible for approving the investment manager’s selection of Fund sub-advisers and each sub-advisory agreement, its periodic continuation, and any amendments. The Board considered that it is proposed that SIMNA engage Schroders Capital to serve as the Fund’s sub-adviser. The Board noted that Schroders Capital currently serves the Fund as sub-sub-adviser under the existing sub-subadvisory agreement with SIMNA, and that, upon closing of the Fund Adoption Transaction, that existing sub-subadvisory agreement would be terminated and replaced by the New Sub-Advisory Agreement directly between SIMNA and Schroders Capital.

20

A discussion of the factors considered by the Board with respect to Schroders Capital is provided below.

Nature, Extent and Quality of Services Provided by Schroders Capital. The Board considered that Schroders Capital would be appointed sub-adviser responsible for day-to-day portfolio management of the Fund. The Board noted that day-to-day private markets portfolio management is currently, and would continue to be, performed by Schroders Capital, such that Schroders does not anticipate any material differences in the nature, quality, or extent of portfolio management services as a result of the New Sub-Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services Schroders Capital would continue to provide as sub-adviser under the New Sub-Advisory Agreement.

Performance. The Board considered that Schroders Capital is the team currently responsible for the Fund’s day-to-day portfolio management, such that its performance track record with respect to the Fund would carry forward unchanged under the New Sub-Advisory Agreement. The Board noted that no material changes to the portfolio managers and other investment professionals employed by Schroders Capital who provide services to the Fund are currently contemplated.

Costs of Services and Profitability of Schroders Capital. The Board reviewed the pro forma profitability analysis prepared by SEI covering the advisory and other services proposed to be provided to the Fund, which encompassed the Schroders organization inclusive of Schroders Capital’s sub-advisory role.

Fees and Expenses. The Board noted that any proposed sub-advisory fee arrangement between SIMNA and Schroders Capital would be disclosed in the applicable agreements and Board materials, and that no change to the Fund’s contractual advisory fee rate paid by the Fund is proposed as a result of the sub-advisory arrangement.

Economies of Scale. The Board considered that the proposed SEI platform structure, taken together with continuity of Schroders Capital’s portfolio management, is expected to improve the Fund’s long-term operating efficiency. The Board concluded it was satisfied with the extent to which economies of scale would be shared for shareholders’ benefit based on currently available information, noting no proposed change to the Fund’s overall fee structure as a result of the sub-advisory arrangement.

Other Benefits. The Board considered potential ancillary benefits to Schroders Capital and its affiliates from the Fund Adoption Transaction, including increased alignment of advisory and operational responsibilities and potential future growth in Fund assets, noting Schroders’ view that such benefits are incidental to, and not the primary driver of, the proposals.

Based upon its review of the foregoing factors, among others, the Board unanimously approved the New Sub-Advisory Agreement between SIMNA and Schroders Capital at the meeting held on August 4-5, 2026, and concluded that it would be in the best interests of the Fund and its shareholders for shareholders to approve the New Sub-Advisory Agreement.

Additional Information

For additional information about Schroders Capital, the amounts of investment management fees paid to Schroders Capital with respect to the Fund for the most recently completed fiscal year and “Other Fee Payments,” see Appendix G.

21

Schroders Transaction

Additionally, Nuveen, LLC has announced a proposed acquisition of Schroders plc, the ultimate parent company of SIMNA and Schroders Capital (the “Schroders Transaction”), which will result in a change of control of SIMNA and Schroders Capital. The closing of the Schroders Transaction will cause an “assignment” of, and automatically terminate, the current sub-advisory agreement between HFMC and SIMNA and the current sub-sub-advisory agreement between SIMNA and Schroders Capital, each with respect to the Fund, as required under the 1940 Act. The Fund Adoption Transaction, including Proposals 2 and 3, is being proposed in order to establish a direct advisory relationship between the Fund and SIMNA (with Schroders Capital serving as sub-adviser to SIMNA) that will continue notwithstanding the Schroders Transaction. To provide continuity of services pending shareholder approval of the Proposals, the Board has approved an interim sub-advisory agreement between HFMC and SIMNA and an interim sub-sub-advisory agreement between SIMNA and Schroders Capital, each to become effective upon the automatic termination described above and each in compliance with Rule 15a-4 under the 1940 Act.

REQUIRED VOTE

Approval of Proposal 3 requires an affirmative vote of the lesser of: (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve this Proposal, the New Sub-Advisory Agreement will not take effect, and the Current Sub-Advisory Agreement will continue in effect for the Fund.

The Board unanimously recommends that you vote “FOR” Proposal 3.

VOTING INFORMATION

Ownership of Fund Shares. The table in Appendix H sets forth the number of shares of the Fund issued and outstanding at the close of business on the Record Date. A list of the Fund’s shareholders of record as of the Record Date will be available for inspection during the Meeting.

As of the Record Date, to the best of the Fund’s knowledge, the persons listed in Appendix I beneficially owned more than 5% or 25% of the outstanding shares of the class or Fund indicated.

Solicitation Method. Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of HFMC or Schroders, or by financial intermediaries and their representatives. The Fund may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. Schroders will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of the Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), which maintains its global headquarters located at 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Schroders will pay Broadridge approximately $3,000 for such services (including reimbursement of out-of-pocket expenses). Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

22

Solicitation Costs. Schroders will bear the cost of preparing, printing, and mailing this Proxy Statement, the enclosed proxy, and the accompanying notice, and costs in connection with the solicitation of proxies. Schroders also will incur additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement.

Quorum. The Fund must achieve a quorum of shareholders to conduct business at the Meeting. The holders of one-third of the shares entitled to vote on any matter at the Meeting, in-person or by proxy, will constitute a quorum of the Fund.

Abstentions and Broker Non-Votes. As described below, financial intermediaries may exercise their authority to vote your shares at their discretion on “routine” matters. So-called “broker non-votes” occur when the beneficial owner of the shares held in “street name” does not give voting instructions to the bank, securities broker-dealer, or other nominee holding the shares as to how to vote on matters deemed to be “non-routine” under the rules of the New York Stock Exchange, and the bank, broker, or other nominees returns the proxy to vote the shares in its discretion with respect to a “routine” proposal. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have no effect on the vote on Proposal 1 and the same effect as a vote “AGAINST” the other Proposals.

Recording and Tabulation of Votes. Votes cast by proxy or in-person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for the Fund. If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” each Proposal.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for the Proposals or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. In addition, a properly executed proxy card, voting instruction card, or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted may be deemed an instruction to vote such shares “FOR” each Proposal. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Revocation. To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the Fund, or attend the Meeting and vote by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting. Attendance at the Meeting will be limited to the Fund’s shareholders as of the Record Date. Shareholders who own shares registered in their own names and which are held in an account directly with the Fund will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. If you hold Fund shares through a financial intermediary, you will not be able to vote in-person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary, which will provide you with a new control number. It may take several days for this process and you must submit your “legal proxy” to Broadridge in a reasonable time prior to the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

23

Adjournment of the Meeting. If the Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider, among other factors, the percentage of votes actually cast, the nature of any further solicitation, and any information to be provided to shareholders for such solicitation. The Fund’s Secretary or other Fund officer presiding over the Meeting may adjourn the Meeting. The Fund may hold an adjourned Meeting without issuing another notice to shareholders, other than an announcement at the original Meeting.

ADDITIONAL INFORMATION

Dissenters’ Rights of Appraisal. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Submission of Shareholder Proposals. The Fund does not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund, including a shareholder nomination for election to the Board of the Fund, must be received at the principal offices of the Fund a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. In addition, Appendix A to the Nominating and Governance Committee Charter, which is enclosed as Appendix A, identifies the information needed and the process required for a shareholder to recommend a nominee. Timely submission of a proposal does not guarantee that the Fund will include the proposal in a proxy statement.

Shareholder Communications. Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 690 Lee Road, Wayne, PA 19087. Communications to the Board must be signed by the shareholder and must specify: (i) the shareholder’s name and address; (ii) the number of Fund shares owned by the shareholder; (iii) the Fund(s) in which the shareholder owns shares; and (iv) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. HFMC has adopted a policy to permit sending only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household,” unless the Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-843-7824 or send a written request with your name, the name of your Fund, and your account number or numbers to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

24

Other Business Items. Management does not intend to present any items other than the Proposals and is not aware that any other items of business will be presented at the Meeting. If other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion.

On behalf of the Board of Trustees,

Thomas R. Phillips
Secretary and Vice President

September 1, 2026

25

Appendix A: Nominating and Governance Committee Charter

THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

HARTFORD SERIES FUND, INC.

LATTICE STRATEGIES TRUST

HARTFORD FUNDS EXCHANGE-TRADED TRUST

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

(the “Funds”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Membership

The Nominating and Governance Committee of the Funds (the “Committee”) shall be composed of all of the Directors/Trustees of the Funds that are not “interested persons” of the Funds (the “Independent Directors”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Duties and Powers

The Committee shall select and nominate all persons for election or appointment as Independent Directors of the Funds and submit such nominations to the Boards of Directors/Trustees of the Funds (the “Board”). The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Funds, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Funds’ investment adviser or its affiliates. In addition, given that certain Funds operate as exchange-traded funds subject to listed company standards, persons selected must qualify as “independent” in accordance with NYSE Arca Rule 5.3-E(k)(1).

In determining candidates’ qualifications for Board membership, the Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee has developed the guidelines attached hereto as Appendix B to inform the Committee’s considerations.

The Committee may seek suggestions for candidates for nomination from any person or source it deems appropriate. The Committee may retain third-party director search services or consultants to assist the Committee in identifying, screening and/or evaluating candidates.

The Committee shall, when identifying candidates for the position of Independent Director, consider any such candidates recommended by shareholders of the Funds pursuant to the procedures attached hereto as Appendix A.

The selection and nomination of Independent Directors is exclusively the responsibility of the Independent Directors. The interested Director(s) and management of the Funds may participate in the process of identifying candidates and in any related matters, as requested by the Independent Directors.

26

The Committee shall make nominations for membership on all Board committees and committee chairs and submit such nominations to the Board.

The Committee shall (1) periodically review and evaluate the compensation of the Independent Directors and (2) make recommendations to the Board regarding the compensation of, and any expense reimbursement policies with respect to, the Independent Directors. In evaluating the compensation of the Independent Directors, the Committee may consider the factors set forth in Appendix C or other factors the Committee deems appropriate.

The Committee shall oversee matters pertaining to the initial orientation of new Independent Directors and the continuing education and training of Independent Directors.

The Committee is authorized to consider and make recommendations to the Board regarding governance policies and any other matters related to the governance of the Funds, including, but not limited to, any retirement policy for Independent Directors.

The Committee shall meet as appropriate in conjunction with a meeting of the Board and is empowered to hold special meetings as appropriate. Participation in meetings may be by telephone, video conference or similar electronic means.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, consultants and third-party director search services, as deemed appropriate, at the expense of the Funds, and to determine the appropriate levels of funding for payment of compensation for such experts, consultants and third-party director search services. The Committee Chair is authorized to act on behalf of the Committee to retain any such experts, consultants and third-party director search services, which includes the authority to determine their compensation and other retention terms.

The Committee shall review this charter as it deems appropriate and recommend any changes to the Board.

Most Recently Reviewed: November 19, 2025

Most Recently Approved: September 12, 2024

Initially Approved: May 13, 2003

Revision History: November 1, 2006; June 22, 2011; November 4, 2015; May 2, 2019; May 13, 2021; August 10, 2022; September 7, 2023; September 12, 2024

27

Appendix A to the Committee Charter

Procedures For Consideration of Shareholder Nominations

for Independent Director Membership by the Nominating and Governance Committee

1.	The Committee will, when identifying candidates for the position of Independent Director, consider any candidate recommended by a shareholder or a group of shareholders of a Fund (the “Nominating Shareholder”), provided that the requirements set forth in this Appendix A are satisfied.

2.	In order for the Committee to consider any candidate recommended by a Nominating Shareholder, the candidate must meet any minimum qualifications as may be provided in the applicable Fund’s organizational documents and the Committee’s charter.

3.	In order to properly recommend a candidate, the Nominating Shareholder must submit the recommendation in writing to the attention of the Committee, in care of the Secretary of the applicable Fund, at 690 Lee Road, Wayne, PA 19087, which must include, at a minimum:

(i)	the Nominating Shareholder’s contact information;

(ii)	the number of Fund shares which are owned by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder, and, if applicable, the name of any financial intermediary through which the Nominating Shareholder holds Fund shares;

(iii)	a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the candidate;

(iv)	the candidate’s contact information, date of birth, and the number of Fund shares owned by the candidate;

(v)	all information regarding the candidate’s qualifications for service on the Board, including, but not limited to, the candidate’s resume or bio;

(vi)	a statement as to whether the Nominating Shareholder believes that the candidate would or would not be an “interested person” of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and a description of the basis for such belief;

(vii)	all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

(viii)	evidence that the candidate is willing to serve as a nominee and be named in the applicable Fund’s proxy statement, if so nominated by the Committee and the Board, and to be named as a director if so elected or appointed.

28

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration due to the deficient submission.

4.	Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee’s request.

5.	The Committee need not consider any recommendations from Nominating Shareholders when a vacancy on the Board does not exist and is not anticipated.

6.	Information received from the Nominating Shareholder setting forth a recommendation shall be retained by the Secretary of the Funds, on behalf of the Committee, for a period of not more than 12 months. Upon receipt of a recommendation from a Nominating Shareholder, the Secretary or another individual designated by the Committee may (but shall not be obligated to) send an acknowledgement of receipt of the recommendation.

7.	The Funds do not hold annual meetings of shareholders. All candidate submissions by Nominating Shareholders must be received by the Committee in a sufficiently timely manner, as determined by the Committee in its sole discretion.

8.	A Nominating Shareholder may not submit for consideration more than one candidate or a candidate which has previously been considered by the Committee.

9.	Except as otherwise required by this Appendix A, the Committee shall consider and evaluate candidates properly submitted by Nominating Shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Appendix B to the Committee Charter

Guidelines for Selection of New Independent Directors

The ideal panel of Independent Directors should represent a cross section of the shareholder base of the Funds and, since their duties involve oversight of the investment advisers and service providers’ activities relative to shareholder interests, care should be given to ensure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

To maintain the vitality of the panel, some mandatory turnover of Independent Directors is desired and should be accomplished through a reasonable retirement policy.

In evaluating a candidate for Board membership to determine if his or her nomination would further the goals described above, the Committee may consider any factors that it deems relevant, which may include the following:

1.	Any business or academic experience possessed by the candidate in a management, administrative, or other oversight capacity;

2.	The candidate’s educational background;

29

3.	Any specific investment-related, financial/accounting, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications;

4.	The candidate’s knowledge in matters relating to the registered fund industry;

5.	The candidate’s ability to represent the interests of all shareholders and commitment to enhancing long-term shareholder value;

6.	The candidate’s ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collegially and collaboratively with other members of the Board;

7.	The candidate’s ability to invest in Funds.

8.	The candidate’s ability to exercise sound business judgment on behalf of the Funds’ shareholders;

9.	The candidate’s reputation for professional integrity and adherence to high ethical standards; and

10.	The overall diversity of the Board’s composition.

The Committee may, from time to time, develop specific criteria for use in identifying, screening and/or evaluating candidates for Board membership.

Prior to making a final recommendation to the Board, the Committee (and/or a sub-group of Committee members) should conduct interviews with the candidates it concludes are the most qualified candidates.

Appendix C to the Committee Charter

There is no specific formula that the Committee is required to use when reviewing and evaluating the appropriate level of Independent Directors’ compensation. Rather, the Committee’s review and evaluation should be based on the business judgment of its members, after an examination of the surrounding circumstances. In reviewing and evaluating the compensation of the Independent Directors, the Committee may consider any factors that it deems relevant, which may include the following:

●	The current level of compensation paid to the Independent Directors;

●	The number of Directors relative to the assets of the Funds overseen by the Board;

●	The size, complexity and structure of the Funds in the Fund complex as well as the Fund complex as a whole;

●	The complexity of the responsibilities assumed by the Independent Directors;

●	The frequency of meetings of the Board and its committees;

●	The time required to review and carefully evaluate the materials provided by Fund management in connection with each Board and committee meeting;

●	The amount of compensation necessary to attract and retain highly qualified Board members;

30

●	Time required to serve as the chair of the Board or a committee;

●	The potential liability to which the Directors are exposed; and

●	The amounts paid to Independent Directors of other mutual funds.

Appendix B: Audit Committee Charter

31

Appendix C: Officers’ Biographical Information

Certain biographical and other information relating to the current officers of the Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from the Fund.

Please see the table at the bottom for a description of the companies for which the table below uses abbreviated names.

Current Officers

Name and Year of Birth	Current Position with the Fund	Principal Occupation During the Past Five Years
Gregory A. Frost (1970)	Trustee/Director, President and Chief Executive Officer since January 2025	Mr. Frost has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Frost served as Chief Financial Officer of Hartford Funds Management Group, Inc. (“HFMG”) from December 3, 2012 until December 31, 2024. Since January 1, 2025, Mr. Frost serves as Chairman, Director, President, and Senior Managing Director for HFMG. Mr. Frost also serves as Chairman of the Board, President, Manager, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Chairman of the Board, Manager, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.
Walter F. Garger (1965)	Vice President since 2022	Mr. Garger serves as Secretary and Managing Director of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995 and has announced his retirement effective December 31, 2026.
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer since 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President (since December 2013), and AML Officer (since August 2022) of HFD and President and Chief Executive Officer of HFD (from April 2018 to June 2019).

32

Name and Year of Birth	Current Position with the Fund	Principal Occupation During the Past Five Years
Nancy D. Scholz (1972)	AML Compliance Officer since July 2026	Ms. Scholz serves as a Vice President of HFMG (since 2018); serves as Chief Compliance Officer of HASCO (since January 2025) and Anti-Money Laundering Officer (since April 2026) of HFD and HASCO.
Vernon J. Meyer (1964)	Vice President since 2022; Chief Investment Officer since February 2025	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013) and Chief Investment Officer of HFMG (since January 2025). Mr. Meyer also serves as Managing Director and Chief Investment Officer of Lattice Strategies Trust (since January 2025). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004 and has announced his retirement effective December 31, 2026.
Ernie Overholt (1969)	Executive Vice President and Chief Operations Officer since 2024	Mr. Overholt serves as Executive Vice President and Chief Operations Officer of the Trust (since May 2024). Mr. Overholt serves as Executive Vice President of HFD, HFMC, Lattice and HASCO (since April 2026). Mr. Overholt served as Vice President of HFD, HFMC, Lattice and HASCO (from June 2024 to March 2026). Mr. Overholt also serves as Executive Vice President and Chief Operating Officer of HFMG (since January 2025). Prior to joining HFMC in 2024, Mr. Overholt was Head of Enterprise Risk Strategy at The Vanguard Group. Prior to that, Mr. Overholt spent 25 years in numerous senior leadership positions with Janus Henderson Investors.
Alice A. Pellegrino (1960)	Vice President and Assistant Secretary since 2022	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007 and has announced her retirement effective December 31, 2026.

33

Name and Year of Birth	Current Position with the Fund	Principal Occupation During the Past Five Years
Ankit Puri (1984)	Treasurer since 2023	Mr. Puri serves as a Vice President of HFMG (since April 2025). Mr. Puri serves as Treasurer of the Fund (since September 2023). Mr. Puri serves as Assistant Treasurer and Vice President of HFMC (since September 2023). Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).
Thomas R. Phillips (1960)	Vice President and Secretary since 2022; Chief Legal Officer since 2026	Mr. Phillips is the Chief Legal Officer for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Mr. Phillips also serves as Vice President and Assistant Secretary of Lattice (since April 2026). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.

Abbreviation	Full Company Name	Role of Company
The Hartford	The Hartford Financial Services Group, Inc.	Holding Company for a U.S. based insurance company
HFMG	Hartford Funds Management Group, Inc. (an indirect subsidiary of The Hartford)	Holding Company for HFMG, HFD, and HASCO
HFMC	Hartford Funds Management Company, LLC	Investment Manager for the Mutual Funds, series of Hartford Funds Exchange-Traded Trust, and the Interval Fund
HFD	Hartford Funds Distributors, LLC	Principal Underwriter and Distributor for the Mutual Funds and the Interval Fund
HASCO	Hartford Administrative Services Company	Transfer Agent for the Mutual Funds and the Interval Fund
Lattice	Lattice Strategies LLC ( a wholly owned subsidiary of HFMC)	Investment Manager for series of Lattice Strategies Trust, Multifactor International Fund, and Multifactor Large Cap Value Fund

34

Appendix D: Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of July 31, 2026, the Board Nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Fund.

35

Appendix E: Form of New Advisory Agreement

investment ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this ___ day of ______, 2026, by and between the Schroders Capital Private Opportunities Fund (the “Trust” or the “Fund”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Schroder Investment Management North America Inc. (the “Adviser” or “SIMNA”), a corporation organized under the laws of the State of Delaware, with its principal place of business at 7 Bryant Park, New York, New York 10018.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Fund, as more fully set forth below, and to perform said services under the terms and conditions set forth herein; and

WHEREAS, the Adviser wishes to provide such services under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.            The Adviser’s Services.

(a)            Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Fund. In said capacity, the Adviser, subject to the supervision of the Board, regularly shall provide the Fund with investment research, advice, and supervision, and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. With respect to the Fund, the Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-2 (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities & Exchange Commission (the “Commission” or the “SEC”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect and provided to the Adviser in writing. To carry out these obligations, the Adviser shall exercise full discretion and act for each of the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. The Adviser does not guarantee the performance, returns, increase in or retention of value or profitability of the Fund and will not provide the Fund with tax or accounting advice or services. No reference in this Agreement to the Adviser having full discretionary authority over the Fund’s investments in any way shall limit the right of the Board, in the Board’s sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or otherwise to exercise the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Adviser may use derivatives, including foreign exchange transactions, in managing the Fund in accordance with the Registration Statement. To the extent so authorized, the Trust agrees that the Adviser, on the Fund’s behalf and on such terms as the Adviser deems appropriate, may take any and all such steps as may be required or permitted by the rules and regulations and/or by appropriate market practice to engage in derivatives transactions, including, but not limited to, entering into agreements, including International Swaps & Derivatives Association (“ISDA”) Master agreements and Credit Support Annexes, clearing agreements, completing documentation for clearing and swap execution facilities, making representations and granting, and providing or executing counterparty documentation, ISDA protocol adherence documentation and account opening documentation on the Fund’s behalf.

36

Further, the Adviser may, subject to the limitations under the 1940 Act, acting as agent on the Fund’s behalf solely for purposes described in this paragraph, agree to a collateral mechanism with counterparties in the market and instruct the custodian to advance cash or securities as collateral to an account designated by the broker to meet margin/collateral payments if and to the extent required by the rules of exchanges or markets on which such instruments are dealt or as may have been agreed in any master agreement or other contract with a counterparty including with respect to agency MBS collateral. The Trust authorizes the Adviser, to the extent required by regulatory agencies or market practice, to reveal its and the Fund’s identity and address to any broker through which or with which financial derivatives and foreign exchange instruments are traded or cleared. The Adviser may use such clearing firm as it deems appropriate to clear its derivatives transactions.

(b)            Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws and related regulations. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided in writing to the Adviser. In selecting a Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)            Subadvisers. In carrying out the Adviser’s responsibilities hereunder in regard to the Fund, the Adviser, in the Adviser’s sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Fund, or any SEC staff no-action letter applicable to a Fund, shall have the authority hereunder to select, employ, retain, or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “subadviser”), including, without limitation, affiliates of the Adviser, at the Adviser’s own cost and expense on such terms as the Adviser shall determine to be necessary, desirable, or appropriate, to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. Retention of one or more subadvisers in no way shall reduce or relieve the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall supervise and oversee the activities of any said subadviser and the Adviser shall be responsible for all acts and omissions of said subadvisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties. Any said subadviser shall be registered under the Advisers Act, be in good standing with the Commission, and be capable of performing the subadviser’s subadvisory duties pursuant to a subadvisory agreement approved by the Trust’s Board and, except as otherwise permitted by the 1940 Act or by Commission rule or regulation, a vote of the majority of the outstanding voting securities of the applicable Fund.

37

(d)            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board initially has determined to delegate the authority and responsibility to vote proxies for the Fund’s securities to the Adviser, subject to the Board’s general oversight. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise the Adviser’s proxy voting responsibilities. The Adviser shall carry out said responsibilities at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Adviser’s fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time upon prior written notice to the Adviser.

The Adviser is authorized to instruct the Trust’s custodian and/or broker(s) promptly to forward to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against a Fund). The Adviser also may instruct the Trust’s custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Trust’s custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders.

(e)            Portfolio Composition File. If applicable, the Adviser initially shall determine, and shall make any subsequent modifications to, the portfolio composition file (the “PCF”) for the Fund. The PCF shall specify the amount of the cash component, the identity and number of shares of securities to be accepted pursuant to the Fund’s benchmark index in exchange for “Creation Units” for the Fund, and the securities that will be applicable that day to redemption requests received for the Fund (and may give directions to the Trust’s custodian with respect to said designations).

(f)            Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Trust’s Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon reasonable request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

38

(g)            Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and, on the Adviser’s own initiative, may furnish the Trust and the Trust’s Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Trust and the Adviser agree to effect any fair valuation of securities consistent with each party’s applicable policies and procedures under Rule 2a-5 under the 1940 Act. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. Each of the Trust and the Adviser agree to provide, upon request, any pricing information of which either party is aware or is reasonably capable of obtaining to the Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

(h)            Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each said entity so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.            Code of Ethics. The Adviser has adopted a written code of ethics that the Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Adviser has provided to the Trust. The Adviser shall have policies and procedures in place that are reasonably designed to help ensure that the Adviser’s “Access Persons” (as that term is defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Adviser has adopted procedures reasonably necessary to prevent the Adviser’s Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Trust’s Board concerning the Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly inform the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3.            Information and Reporting. The Adviser shall provide the Trust and the Trust’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Trust from time to time reasonably may request.

(a)            Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer promptly upon detection of any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s policies, guidelines or procedures or the Adviser’s policies, guidelines, or procedures that directly impact the Adviser’s management of the Fund. In addition, the Adviser shall provide a quarterly report regarding the Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any said failure promptly and to take any action that the Board reasonably may request in connection with any said breach. Upon request, the Adviser also shall provide the officers of the Trust with supporting certifications in connection with said certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Adviser shall promptly notify the Trust in the event that: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or which may have a material effect on the Adviser’s ability to perform its obligations under this Agreement or (ii) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

39

(b)            Board and Filings Information. The Adviser shall provide the Trust with any information reasonably requested regarding the Adviser’s management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on reasonable prior notice to review the Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)            Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or the Trust’s designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust, in the Trust’s sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Trust or the Trust’s designated agent in no way shall relieve the Adviser of the Adviser’s own responsibilities under this Agreement.

4.	Brokerage.

(a)            Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of the Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)            Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of these brokers or dealers and the placing of these orders, the Adviser is directed at all times to seek for the Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Adviser in connection with the Adviser’s or the Adviser’s affiliates’ services to other clients.

40

(c)            Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with the Adviser’s fiduciary obligations to a Fund and to such other clients under the circumstances.

(d)            Affiliated Brokers. The Adviser or any of the Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or the Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.            Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.            Allocation of Charges and Expenses. The Adviser shall bear the Adviser’s own costs of providing services hereunder. Other than herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including: (a) interest expenses, dividend expenses and acquired fund fee expenses, (b) taxes, (c) brokerage commissions and other costs in connection with purchase or sale of securities or other investments, and (d) custodian fees and expenses.

7.	Representations, Warranties, and Covenants.

(a)            Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser’s investment management operations.

(b)            ADV Disclosure. The Adviser has provided the Trust with a complete copy of Part 1 of the Adviser’s Form ADV, as most-recently filed with the Commission, and with a complete copy of Part 2A of the Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Adviser’s Form ADV with the Commission or updating Part 2 of the Adviser’s Form ADV, shall furnish a complete copy of said amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

41

(c)            Fund Disclosure Documents. The Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Fund that are provided to, or by the Adviser (collectively, the “Disclosure Documents”), and represents and warrants that the disclosure relating to the Adviser and the Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion in the Disclosure Documents shall not contain any untrue statement of any material fact or omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)            Use of the Name “Schroders Capital Private Opportunities Fund”. The Adviser has the right to use the name “Schroders Capital Private Opportunities Fund” in connection with the Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Schroder Investment Management North America Inc.” and “Schroders” in connection with the management and operation of the Fund until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser or the Trust to use the name “Schroder Investment Management North America Inc.”

(e)            Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust: (i) of any material decrease in the Adviser’s insurance policies or insurance coverage; or (ii) if any material claims will be made on the Adviser’s insurance policies that could reasonably be expected to have a material adverse effect on the coverage related to the Adviser’s management of the Fund. Furthermore, the Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f)            No Detrimental Agreement. The Adviser represents and warrants that the Adviser has no arrangement or understanding with any party, other than the Trust, that would be reasonably expected to improperly influence the Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)            Conflicts. The Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Adviser’s personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Adviser’s fiduciary duties under applicable law.

(h)            Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.            The Name “Schroders Capital Private Opportunities Fund”. Pursuant to a trademark license agreement to be entered into between the Adviser’s affiliate and the Trust, the Trust will be granted a license to use the name “Schroders Capital Private Opportunities Fund” (the “Fund Name”) for the duration of this Agreement. The foregoing authorization by the Adviser’s affiliate to the Trust to use the Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Fund Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser and its affiliate has the right to use, or authorize others to use, the Fund Name. The Trust shall: (1) use the Fund Name only in a manner consistent with uses approved by the Adviser; (2) use the Trust’s best efforts to maintain the quality of the services offered using the Fund Name; and (3) adhere to such other specific quality control standards as the Adviser from time to time reasonably may promulgate. At the request of the Adviser, the Trust: (a) shall submit to Adviser representative samples of any promotional materials using the Fund Name; and (b) shall change the name of a Fund within thirty (30) days of the Trust’s receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Fund Name and thereafter shall not transact any business using the Fund Name.

42

9.            Adviser’s Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Fund.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.            Independent Contractor. In the performance of the Adviser’s duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust. If any occasion should arise in which the Adviser gives any advice to the Adviser’s clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.            Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.            Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof, and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)	The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

43

(b)	The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)	This Agreement automatically shall terminate two years from the date of the Agreement’s execution unless the renewal of the Agreement is specifically approved prior to the end of the initial two year period and at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of a Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d)	Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of the Fund and with respect to any of the Fund’s assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct, and otherwise shall cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.            Force Majeure

Neither party will be liable for failure to perform or the delay in performance of any of its obligations hereunder if, and to the extent that, such failure or delay is caused by events beyond its reasonable control including, but not limited to: fire; flood; earthquake; elements of nature; acts of God; riots; civil disorders; rebellions or revolutions (a “Force Majeure Event”). The non-performing party will promptly notify the other party of the circumstances causing its delay or failure to perform. For as long as such circumstances prevail, the party whose performance is delayed or hindered will continue to use commercially reasonable efforts to minimize the length and effect of delays and will re-commence performance as soon as reasonably practicable after the cessation of the Force Majeure Event.

14. Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

44

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.            Liability of the Adviser.

(a)            The Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any trade error or investment made by the Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved in writing by the Board from time to time and provided in writing to the Adviser ; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(b)            The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust Indemnified Party (as defined below) in connection with the matters to which this Agreement relates except a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to, and the Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, a “Trust Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Adviser contained in any Disclosure Document relating to the Adviser and the Adviser’s affiliates, a Fund’s investment strategies and related risks, and other information, in each case supplied by Adviser in writing for inclusion therein, or the omission by the Adviser from a Disclosure Document of a material fact regarding the Adviser or the Adviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (i) any willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

Notwithstanding the foregoing, nothing herein shall be deemed to protect any Trust Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Trust Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust. The Adviser shall not be liable or required to indemnify any Trust Indemnified Party for any indirect, consequential, special or punitive damages or any loss incurred by reason of any act or omission of any unaffiliated third party not under the Adviser’s direct supervision and control and for which the Adviser is not otherwise responsible under this Agreement.

45

16.	Confidentiality.

(a)            From time to time, a party (the “Discloser”) may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to the Discloser’s or the Discloser’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b)            Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by the recipient of the information (the “Recipient”); (b) any information that is disclosed to the Recipient on a non-confidential basis by a third party who, to the Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by the Recipient independently of, and without reference to, any Confidential Information disclosed by the Discloser to the Recipient.

(c)            The Recipient acknowledges that any Confidential Information provided by the Discloser to the Recipient shall be used by the Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. The Recipient agrees: (i) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as the Recipient uses in protecting the Recipient’s own confidential and proprietary information; (ii) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (iii) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of the Discloser, other than as set forth in (v) below; (iv) to inform third-party recipients of the confidential nature of the Confidential Information; and (v) to disclose Confidential Information to the Recipient and its affiliates and its and their officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by the Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither the Discloser, its affiliates nor any of the Discloser’s or its affiliates’ officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and the Recipient agrees that none of these persons shall have any liability to the Recipient or any of the Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d)            The Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of the Discloser. The Recipient agrees that a violation of any material provision of this Section 16 may cause the Discloser irreparable injury for which the Discloser would have no adequate remedy at law, and agrees that the Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to the Discloser.

(e)            Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. The Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, the Recipient shall reasonably cooperate at the Discloser’s expense in defending against any said court or administrative order.

46

(f)            It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

17.            Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

18.            Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever, shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer, or holder of shares of beneficial interest of the affected Fund shall be personally liable for any of the foregoing liabilities.

19.            Change In the Adviser’s Ownership. The Adviser agrees that the Adviser shall notify the Trust of an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) of this Agreement within a reasonable time prior to said change being effected.

20.            Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

21.            Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

22.            Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

23.            Miscellaneous. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, said provision shall be deemed to incorporate the effect of said rule, regulation, or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

47

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly-authorized officers as of the date first above written.

SCHRODERS CAPITAL PRIVATE OPPORTUNITIES FUND

By:
Name: Michael G. Beattie
Title: President

Schroder Investment Management North America Inc.

By:
Name:
Title:

By:
Name:
Title:

48

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT,

dated _______, 2026, between

SCHRODERS CAPITAL PRIVATE OPPORTUNITIES FUND

and

Schroder Investment Management North America Inc.

The Trust shall pay to the Adviser, as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance with the following fee schedule:

Fund	Rate

Schroders Capital Private Opportunities Fund	1.5%

Appendix F: Form of New Sub-Advisory Agreement

SUBADVISORY AGREEMENT FOR

Schroders CAPITAL Private Opportunities Fund

THIS AGREEMENT is made as of _______________ __, 2026, by and between SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (“SIMNA”), a corporation organized under the laws of the State of Delaware with its principal place of business at 7 Bryant Park, 19th Floor, New York, NY 10018-3706, and SCHRODERS CAPITAL MANAGEMENT (US) INC. (“Schroders Capital”), a corporation organized under the laws of the State of Delaware with its principal place of business at 7 Bryant Park, 19th Floor, New York, NY 10018-3706.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of the Schroders Capital Private Opportunities Fund (the “Fund”), a Delaware statutory trust registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of [XX], 2026, by and between the Adviser and the Fund (the “Investment Advisory Agreement”), SIMNA has selected Schroders Capital to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of SIMNA and Schroders Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Investment Advisory Agreement contemplates that SIMNA may appoint a subadviser to perform some or all of the services for which SIMNA is responsible thereunder; and

WHEREAS, Schroders Capital is willing to furnish these services to SIMNA and the Fund.

49

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and Schroders Capital hereby agree as follows:

1.            Appointment of Schroders Capital. SIMNA hereby appoints Schroders Capital as investment sub-adviser for the assets of the Fund, on the terms and conditions set forth herein, and subject to the direction of SIMNA. Schroders Capital accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.            Duties of Schroders Capital.

(a)            SIMNA employs Schroders Capital to act as its sub-adviser in managing the investment and reinvestment of all or a portion of the assets of the Fund in accordance with the Investment Advisory Agreement; to continuously review, supervise, and administer an investment program for the Fund; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Fund (either directly or through SIMNA) with all records concerning the activities of Schroders Capital that the Fund is required to maintain; and to render or assist SIMNA in rendering regular reports to the Fund’s officers and the Board of Trustees concerning the discharge of Schroders Capital’s responsibilities hereunder. Schroders Capital will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Fund’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Fund communicates to Schroders Capital in writing (either directly or through SIMNA), and Applicable Law. Schroders Capital agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(b)            Schroders Capital acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Fund the services required of SIMNA under the Investment Advisory Agreement. Accordingly, Schroders Capital shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, Schroders Capital shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of Schroders Capital responsible for the day-to-day management of the Fund, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Fund and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) Schroders Capital’s implementation of the Fund’s investment program and the Fund’s portfolio composition and performance, (B) any policies and procedures implemented by Schroders Capital to ensure compliance with United States securities laws and regulations applicable to Schroders Capital and the Fund, (C) the Fund’s compliance with the objective, policies, and limitations set forth in the Fund’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Fund communicates to Schroders Capital in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.

3.            Securities Transactions. Among its responsibilities, Schroders Capital shall select the brokers or dealers that will execute purchases and sales of securities for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to Schroders Capital (either directly or through SIMNA) and, to the extent applicable, consistent with Section 28(e) of the Securities Exchange Act of 1934. Schroders Capital will promptly communicate or assist SIMNA in communicating to the Fund’s officers and the Board of Trustees such information relating to the Fund’s transactions Schroders Capital has directed on behalf of the Fund as SIMNA or such officers or the Board may reasonably request.

50

4.            Compensation of Schroders Capital. For the services to be rendered by Schroders Capital as provided in this Agreement, SIMNA (and not the Fund) will pay to Schroders Capital at the end of each month a fee equal to the amount set forth on the attached hereto. For clarity, SIMNA (and not the Fund) shall be obligated to pay Schroders Capital fees hereunder for any period only out of and following SIMNA’s receipt from the Fund of advisory fees pursuant to the Investment Advisory Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the Effective Date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

5.            Compliance. Schroders Capital agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees adopts and communicates to Schroders Capital in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements.

6.            Status of Schroders Capital. The services of Schroders Capital to SIMNA under this Agreement are not to be deemed exclusive, and Schroders Capital will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. Schroders Capital will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.            Liability of Schroders Capital. No provision of this Agreement will be deemed to protect Schroders Capital against any liability to SIMNA or to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

8.            Duration; Termination; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect from the effective date for so long as the Investment Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to Schroders Capital; or (ii) upon material breach by Schroders Capital of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; Schroders Capital may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postage prepaid, to the other party as follows:

If to SIMNA, at:

Schroder Investment Management North America Inc.

7 Bryant Park

19th Floor

New York, NY 10018-3706

Attention: Legal Department

Telephone: +1 212-641-3800

51

If to Schroders Capital, at:

Schroders Capital Management (US) Inc.

7 Bryant Park

19th Floor

New York, NY 10018-3706

Attention: Legal Department

Telephone: +1 212-641-3800

This Agreement may be amended by mutual consent of the parties hereto.

9.            Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.          Confidentiality. Schroders Capital shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Fund, the Board of Trustees, the Adviser, and any director, officer, or employee of SIMNA, the Fund, or the Adviser, except (i) with the prior written consent of the Fund, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or Schroders Capital, or (iii) for information that is publicly available other than due to disclosure by Schroders Capital or its affiliates or becomes known to Schroders Capital from a source other than SIMNA, the Fund, the Board of Trustees, or the Adviser.

11.          Proxy Policy. Schroders Capital acknowledges the Adviser is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Fund allocated to SIMNA by the Adviser, but to the extent such responsibility is delegated to SIMNA, Schroders Capital shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Fund’s shareholders.

12.          Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflicts of law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

13.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

52

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth herein.

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:
Name:
Title:

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:
Name:
Title:

SCHRODERS CAPITAL MANAGEMENT (US) INC.

By:
Name:
Title:

SCHRODERS CAPITAL MANAGEMENT (US) INC.

By:
Name:
Title:

ACKNOWLEDGED & ACCEPTED BY:

Schroders CAPITAL Private Opportunities Fund

By:
	Name:	Michael G. Beattie
	Title:	President

53

APPENDIX A

Compensation of Schroders Capital

For services rendered by Schroders Capital as provided in this Agreement, SIMNA (and not the Fund) will pay Schroders Capital a subadvisory fee at the end of each month, in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect, with respect to the following:

1.	Schroders Capital Private Opportunities Fund

Appendix G: Additional Information About SIMNA, Schroders Capital and the New Advisory and Sub-Advisory Agreements

The information set forth below regarding SIMNA, Schroders Capital and the New Advisory and Sub-Advisory Agreements should be read in conjunction with Proposal 2 and Proposal 3.

The Investment Adviser and Sub-Adviser

SIMNA will become the investment manager to the Fund pursuant to the New Advisory Agreement, and Schroders Capital will become the Fund’s sub-adviser pursuant to the New Sub-Advisory Agreement. As investment manager, SIMNA will be responsible for the management of the Fund and will supervise the activities of Schroders Capital. Schroders Capital is a wholly owned subsidiary of Schroders plc. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroder Administration Limited, which is a wholly owned subsidiary of Schroders plc. Schroders plc is a United Kingdom-based financial services company. As of June 30, 2026, Schroders plc, through certain affiliates currently engaged in the asset management business, had under management assets of approximately $1.173 billion. Schroders plc’s registered office is at 1 London Wall Place, London EC2Y 5AU, United Kingdom. SIMNA and Schroders Capital are principally located at 7 Bryant Park, New York, New York 10018.

Management of the Investment Adviser – SIMNA

The principal executive officers and directors of SIMNA and their principal occupations are set forth below. The business address of each such person is 7 Bryant Park, New York, New York 10018.

SIMNA has advised the Fund that, based on information currently available to it, there is no financial condition of SIMNA that is reasonably likely to impair SIMNA’s ability to fulfill its commitments to the Fund under the New Advisory Agreement. SIMNA does not currently serve as investment adviser to any other registered investment company with an investment objective and principal investment strategies similar to those of the Fund.

54

Name	Position Held with SIMNA	Position with the Fund	Principal Occupation During the Past Five Years
Thomas J. Darnowski	Chief Executive Officer, Chair, and Director	None	Chief Executive Officer of the Americas for Schroders
Scott McKay	Director	None	Head of Marketing and Communications, Americas, Schroders
Madiha Maqsood	Director	None	Head of Finance, North America, Schroders
Adam Farstrup	Director	None	Head of Multi-Assets, Schroders
Ryan Chelf	General Counsel	None	General Counsel, Americas, Schroders
Shanak Patnick	Chief Compliance Officer	None	Head of Compliance, Americas, Schroders

Management of the Sub-Adviser – Schroders Capital

The principal executive officers and directors of Schroders Capital and their principal occupations are set forth below. The business address of each such person is 7 Bryant Park, New York, New York 10018.

Schroders Capital has advised the Fund that, based on information currently available to it, there is no financial condition of Schroders Capital that is reasonably likely to impair Schroders Capital’s ability to fulfill its commitments to the Fund under the New Sub-Advisory Agreement. Schroders Capital does not currently serve as sub-adviser to any other registered investment company with an investment objective and principal investment strategies similar to those of the Fund.

Name	Position Held with Schroders Capital	Position with the Fund	Principal Occupation During the Past Five Years
Georg Wunderlin	Global Head of Schroders Capital, Chairman of the Board	None	Chairman and Global Head of Schroders Capital
Rainer M. Ender	Director and President	None	Chief Executive Officer of Schroders Capital
Nils Rode	Chief Investment Officer	None	Chief Investment Officer of Schroders
Lee A. Gardella	Director and Secretary	None	Investment Professional, Schroders Capital
Timothy S. Creed	Head of Private Equity Investments	None	Investment Professional, Schroders Capital
Dirk Dillinger	Head of Finance	None	Chief Financial Officer, Schroders Capital
Sven Gasser	Chief Operations Officer	None	Chief Operations Officer, Schroders Capital
Stephanie Aldag	General Counsel	None	General Counsel of Schroders Capital
Aikaterini Rigoulia	Chief Compliance Officer	None	Head of Compliance, Schroders Capital

55

Name	Position Held with Schroders Capital	Position with the Fund	Principal Occupation During the Past Five Years
Benjamin J. Alt	Head of Global Private Equity Portfolios	Portfolio Manager	Investment Professional, Schroders Capital
Ethan Vogelhut	Head of Buyout Investments, Americas	Portfolio Manager	Investment Professional, Schroders Capital
Stefan K. Fuchs	Director	None	Director, Schroders Capital
Christa A. Janjic-Marti	Director	None	Director, Schroders Capital
Lorenzo Barreca	Head of Risk Management	None	Head of Risk Management, Schroders Capital

Prior Approvals of Current Advisory Agreement and Current Sub-Advisory Agreement

The Current Advisory Agreement between the Fund and HFMC, dated July 26, 2023, has not been submitted to a vote of public security holders.

The Current Sub-Advisory Agreement between HFMC and SIMNA, dated July 26, 2023, has not been submitted to a vote of public security holders.

The Current Advisory Agreement and Sub-Advisory Agreement were most recently approved by the Board at a meeting on August 4-5, 2026, in connection with the annual renewal thereof. The proposed New Advisory and Sub-Advisory Agreements, as described in Proposal 2 and Proposal 3, were also approved by the Board at the same meeting.

Advisory Fees under the Current Advisory Agreement and Current Sub-Advisory Agreement

The following tables set forth the advisory fee schedule (as a percentage of the Fund’s average daily net assets) and contractual expense limitation arrangements and management fee waivers in effect as of August 7, 2026, and (i) the amount of advisory fees paid by the Fund to HFMC and (ii) the net aggregate sub-advisory fees paid by HFMC to SIMNA during the most recent fiscal year end.

Fund Name	Management Fee Schedule	Expense Limitation*	Management Fee Waiver	Gross Management Fees Paid to HFMC	Net Management Fees Paid to HFMC	Net Aggregate Sub-Advisory Fees Paid to SIMNA
Hartford Schroders Private Opportunities Fund	1.50% of average daily net assets	0.75%	0.50%	$777,557	$232,210	$154,806

56

Other Fee Payments

The following tables set forth the net fees (after any waivers) paid by the Fund to HFMC and its affiliates during the most recent fiscal year end for services provided to the Fund (other than for management services or for brokerage commissions).

Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)
Hartford Schroders Private Opportunities Fund	$298,841	$95,948

Appendix H: Shares Outstanding as of Record Date

Fund Name	Class	Shares Outstanding
Hartford Schroders Private Opportunities Fund	A
I
SDR

Appendix I: Principal Shareholders

Except as set forth below, to the knowledge of the applicable Fund, as of the Record Date, no person is a beneficial owner of more than five percent of the outstanding shares of any class of the Fund.

Fund Name/Shareholder	Class A	Class I	Class SDR

57

SCAN TOVIEWMATERIALS &VOTE HARTFORD FUNDS 690 LEE ROAD WAYNE, PA 19087 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02817-S47073 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL 1. Election of Trustees of the Funds For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Nominees: 01) John G. Alshefski 02) Jon C. Hunt 03) Thomas Lemke 04) Nichelle Maynard-Elliott 05) Jay C. Nadal 06) Randall Yanker For Against Abstain 2. The approval of new Investment Management Agreement between the Fund and Schroder Investment Management North America, Inc (“SIMNA”). 3. The approval of a new Sub-Advisory Agreement between SIMNA and Schroders Capital Management (US) Inc. 4. To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 21, 2026. The Proxy Statement for this Meeting is available at www.proxyvote.com. T02818-S47073 HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 21, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the “Fund”) and appoints Walter F. Garger, Alice A. Pellegrino, and Thomas R. Phillips, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (“Meeting”) to be held on September 21, 2026, at 10:00 am Eastern Time, at 690 Lee Road, Wayne, PA 19087, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREO